UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

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MODINE MANUFACTURING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MODINE MANUFACTURING COMPANY
Supplement to
Proxy Statement dated June 20, 2017

This supplement to the proxy statement filed on Schedule 14A with the Securities and Exchange Commission on June 20, 2017 (the “Proxy Statement”) by Modine Manufacturing Company (the “Company”) in connection with the Company’s Annual Meeting of Shareholders to be held on July 20, 2017 is being filed to correct certain information in the Proxy Statement, as described below.

All long-term incentive award grants by the Officer Nomination and Compensation Committee of the Company’s Board of Directors (the “ONC Committee”) under the Company’s 2008 Incentive Compensation Plan (the “Plan”) are made subject to the terms of the Plan, which provides that no individual may be granted awards covering, in the aggregate, more than 325,000 shares of the Company’s common stock in any calendar year, and that grants of performance stock must be assessed at the “Maximum” level for these purposes. In fiscal 2017, the ONC Committee granted performance stock awards specifically and expressly subject to this limitation.  Due to an administrative error, certain portions of the Proxy Statement overstated the number of performance stock awards that would be earned by Thomas A. Burke, the Company’s President and CEO, upon achievement of each of the Company’s long-term incentive performance metrics at the “Maximum” level.  Specifically, the figures as disclosed did not accurately reflect the fact that the ONC Committee granted the awards subject to the Plan limitation described above.

In order to correct this disclosure error to accurately reflect the grants made by the ONC Committee, the Proxy Statement is hereby updated as follows:

•	The table on page 26 of the Proxy Statement providing the specific levels of performance stock award metrics is updated to read as follows:

Performance	ROACE (50%)	Annual Revenue Growth (50%)
Threshold	10% of Target Awards	10% of Target Awards
Target	100% of Target Awards	100% of Target Awards
Maximum	200% of Target Awards(1)	200% of Target Awards(1)

(1)	The Maximum for Mr. Burke for this award was limited to 156% of Target Awards due to the Plan limitation on individual award grants during a calendar year.

•
The table on page 27 of the Proxy Statement under the heading “Long-Term Incentive Compensation” is corrected to accurately state the number of performance stock awards that would be earned by Mr. Burke upon achievement of each of the long-term incentive performance metrics at the “Maximum” level, as follows:

			Performance Stock Awards
	Shares Subject to Stock Options (#)	Shares of Restricted Stock (#)	Threshold	Target	Maximum
Mr. Burke	96,848	89,100	8,910	89,100	139,052
Mr. Lucareli	27,065	24,900	2,490	24,900	49,800
Mr. Marry	39,185	36,050	3,605	36,050	72,100
Ms. Kelsey	16,087	14,800	1,480	14,800	29,600
Mr. Bowser	15,374	14,144	1,414	14,144	28,288
Mr. Schwab	12,399	11,407	1,141	11,407	22,814

•	Footnote 2 to the 2017 Summary Compensation Table beginning on page 31 of the Proxy Statement is updated to read as follows:

“(2)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for retention restricted stock awards and performance stock awards.  For fiscal 2017, the Maximum grant date fair value for the performance stock awards are as follows for the NEOs – Mr. Burke $1,390,520; Mr. Lucareli $498,000; Mr. Marry $721,000; Ms. Kelsey $296,000; Mr. Bowser $282,880; and Mr. Schwab $228,140.  See Grants of Plan-Based Awards for Fiscal 2017, Compensation Discussion and Analysis – Equity Incentives – Long-Term Incentive Compensation and the Outstanding Equity Awards at Fiscal Year End table for further discussion regarding the retention restricted stock awards and the performance stock awards.  The assumptions used to determine the value of the awards are discussed in Note 4 of the Notes to Consolidated Financial Statements contained in the Company’s Form 10-K for the fiscal year ended March 31, 2017.”

•
The information provided for Mr. Burke in the table on page 34 of the Proxy Statement under the heading “Grants of Plan-Based Awards for Fiscal 2017” is corrected to accurately state the maximum number of shares Mr. Burke could earn pursuant to the fiscal 2017 grant of performance stock awards, as follows:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts of Performance-based Awards Under Equity Incentive Plan Awards (2)			All Other Stock Awards; Number of Shares of Stock or Units (#) (2)	All Other Option Awards; Number of Securities Under-lying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)

Thomas A.	NA	88,450	884,500	1,769,000							NA
Burke	5/31/16				8,910	89,100	139,052				891,000
5/31/16								89,100			891,000
5/31/16									96,848	10.00	445,501

•
The information provided for Mr. Burke in the table on page 35 of the Proxy Statement under the heading “Outstanding Equity Awards at Fiscal Year End” is corrected to accurately state the number of unearned shares, units, or other rights under Equity Incentive Plans Awards that have not vested as of the Fiscal 2017 year end, as follows:

Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(3)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)

Thomas A.	31,848		13.33	2/11/18	187,978	2,293,332	264,571	3,227,766
Burke	90,572		5.01	6/9/19
	39,586		9.26	6/11/20
	112,016		7.43	7/1/20
	27,622		14.93	7/21/21
	69,565		5.75	6/5/22
	35,766	11,924	10.40	6/3/23
	18,916	18,916	14.94	6/2/24
	13,884	41,654	11.39	6/2/25
	-	96,848	10.00	5/31/26

•
The information provided for Mr. Burke in the table set forth on page 43 of the Proxy Statement under the heading “Potential Payments Upon Termination of Employment or Change in Control Table” is corrected to accurately reflect the projected value of the accelerated vesting of equity in the event of Mr. Burke’s death or Disability as of the Fiscal 2017 year end, as follows:

Name	Cash Payment ($)		Accelerated Vesting of Equity ($)(1)	Retirement Plan Benefits: Pension Plan (Qualified & SERP) ($)	Perquisites and Continued Benefits ($)		Total ($)

Thomas A. Burke

Death	0		$3,946,265	NA	NA		$3,946,265
Disability	$3,862,313		$3,946,265	NA		(2)	$7,808,578
Involuntary Termination	$3,994,511		0	NA	$160,311	(3)	$4,154,822
Termination if Change in Control	$6,211,000	(4)	$4,157,145	NA	$4,509,695	(5)	$14,877,840
Change in Control (no termination)	NA		NA	NA	NA		NA

Other than as described above, this Supplement to Proxy Statement does not revise or update any other information in the Proxy Statement, and should be read in conjunction with the Proxy Statement.  From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

The date of this Supplement to Proxy Statement is June 22, 2017.